Exhibit 10.27

[Execution]

AMENDED AND RESTATED

COLLATERAL ASSIGNMENT OF TRADEMARKS
(SECURITY AGREEMENT)

THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT) (this “Agreement”), dated August 22, 2007, is made among LERNER NEW YORK, INC., a Delaware corporation (“Pledgor”), with an office at 450 West 33rd Street, New York, New York 10001, in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, with an office at 1133 Avenue of the Americas, New York, New York 10036, in its capacity as agent (in such capacity, “Pledgee”), for the Lenders and Bank Product Providers (as defined in the Loan Agreement).

W I T N E S S E T H:

WHEREAS, Pledgor has previously entered into the Collateral Assignment of Trademarks (Security Agreement), dated as of November 27, 2002 (the “Existing Security Agreement”), in order to further evidence Pledgor’s grant in favor of Pledgee, of a security interest in the Trademarks (as defined herein) and the goodwill and certain other assets with respect to the Trademarks, as further set forth therein.

WHEREAS, Pledgee, Pledgor, Lernco, Inc. (“Lernco”) and Jasmine Company, Inc. (“Jasmine” and together with Pledgor, and Lernco, collectively, “Borrowers”), Guarantors, and the Persons from time to time party thereto as lenders (“Lenders”), have amended and restated or are about to amend and restate the existing financing arrangements of Pledgee, Lenders, Borrowers and Guarantors pursuant to which Lenders (or Pledgee on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Pledgee, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).

WHEREAS, Pledgor owns all right, title, and interest in and to, among other things, all the trademarks, United States trademarks and trademark registrations, and the trademark applications and tradenames, set forth on Exhibit A hereto (the “Trademarks”); and

WHEREAS, in furtherance of the terms of the Financing Agreements and in consideration of Agent and the Lenders entering into the Loan Agreement, Pledgor and Pledgee wish to amend and restate the Existing Security Agreement.

NOW THEREFORE, for valuable consideration received and to be received, and as security for the full payment and performance of the Obligations (as defined in the Loan Agreement) arising from the Loan Agreement, and to induce Pledgee and the Lenders to make and continue to make loans and advances to the Borrowers under the Loan Agreement, Pledgor and Pledgee hereby amend and restate the Existing Security Agreement in its entirety as set forth in this Agreement and Pledgor hereby grants to Pledgee, for itself and the ratable benefit of the Lenders and Bank Product Providers, a security interest in:

(a)           the Trademarks;

(b)           all registrations of the Trademarks in any State of the United States and any foreign countries and localities;

(c)           all tradenames, trademarks and trademark registrations hereafter adopted or acquired and used, including, but not limited to, those which are based upon or derived from the Trademarks or any variations thereof (the “Future Trademarks”);

(d)           all extensions, renewals, and continuations of the Trademarks and Future Trademarks and the registrations referred to in clause (b) above;

(e)           all rights to sue for past, present and future infringements of the Trademarks and Future Trademarks;

(f)            all packaging, labeling, trade names, service marks, logos, and trade dress including or containing the Trademarks and Future Trademarks, or a representation thereof, or any variation thereof;

(g)           all licenses and other agreements under which Pledgor is licensor, but only to the extent that the grant of a security interest therein would not be prohibited by or be a breach of terms thereof, and all fees, rents, royalties, proceeds or monies thereunder, relating to the Trademarks and Future Trademarks and the use thereof; and

(h)           all goodwill of Pledgor’s business connected with, symbolized by or in any way related to the items set forth in clauses (a) through (g) above.

All of the foregoing items set forth in clauses (a) through (h) are hereinafter referred to collectively as the “Collateral.”

AND Pledgor hereby covenants with Pledgee as follows:

1.             Pledgor’s Obligations.  Pledgor agrees that, notwithstanding this Agreement, it will perform and discharge and remain liable for all its covenants, duties, and obligations arising in connection with the Collateral and any licenses and agreements related thereto.  Pledgee shall have no obligation or liability in connection with the Collateral or any licenses or agreements relating thereto by reason of this Agreement or any payment received by Pledgee or any Lender relating to the Collateral, nor shall Pledgee or any Lender be required to perform any covenant, duty, or obligation of Pledgor arising in connection with the Collateral or any license or

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agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreement.

2.             Representations and Warranties.  Pledgor represents and warrants to Pledgee that:

(a)           Pledgor is the owner of the Collateral, and no adverse claims have been made with respect to its title to or the validity of the Collateral;

(b)           the Trademarks are the only trademarks, trademark registrations, trademark applications and trade names in which Pledgor has all right, title and interest;

(c)           none of the Collateral is subject to any prior mortgage, pledge, lien, security interest, lease, charge, encumbrance or license (by Pledgor as licensor), except for Pledgee’s interests granted hereunder and under the Existing Security Agreement; and

(d)           when this Agreement is filed in the United States Patent and Trademark Office (the “Trademark Office”) and the Pledgee has taken the other actions contemplated in this Agreement and by the Financing Agreements, if, and to the extent that a security interest may be perfected in such Collateral under applicable law this Agreement will create a legal and valid perfected and continuing lien on and security interest in the Collateral in favor of Pledgee (except for any non-U.S. Trademarks), enforceable against Pledgor and all third parties, subject to no other prior mortgage, lien, charge, encumbrance, or security or other interest.

3.             Covenants.  Pledgor will maintain the Collateral, defend the Collateral against the claims of all persons, and will maintain and renew all registrations of the Collateral; notwithstanding the foregoing, Pledgor will not be required to maintain, renew or defend any Collateral which, in Pledgor’s reasonable judgment, no longer has any material economic value.  Pledgor will maintain at least the same standards of quality (which Pledgee has reviewed) for the goods and services in connection with which the Trademarks are used as Pledgor maintained for such goods and services prior to entering into this Agreement.  Pledgee shall have the right to enter upon Pledgor’s premises as provided in the Financing Agreements to monitor such quality standards.  Without limiting the generality of the foregoing, and so long as any Trademark or Future Trademark, in Pledgor’s reasonable judgment, has material economic value, Pledgor shall not permit the expiration, termination or abandonment of such Trademark or Future Trademark without the prior written consent of Pledgee.  If, before the Obligations have been satisfied in full and the Financing Agreements have been terminated, Pledgor shall be licensed to use any new trademark, or become entitled to the benefit of any trademark application or trademark registration, the provisions of Section 1 hereof shall automatically apply thereto and Pledgor shall give Pledgee prompt notice thereof in writing.

4.             Use Prior to Default.  Effective until Pledgee’s exercise of its rights and remedies upon an Event of Default under and as defined in the Financing Agreements (an “Event of Default”), Pledgor shall be entitled to use the Collateral in the ordinary course of its business, subject to the terms and covenants of the Financing Agreements and this Agreement.

5.             Remedies Upon Default.  Whenever any Event of Default shall occur and be continuing, Pledgee shall have all the rights and remedies granted to it in such event by the Financing Agreements, which rights and remedies are specifically incorporated herein by

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reference and made a part hereof, and any and all rights and remedies of law available to Pledgee.  Pledgee in such event may collect directly any payments due to Pledgor in respect of the Collateral and may sell, license, lease, assign, or otherwise dispose of the Collateral in the manner set forth in the Financing Agreements.  Pledgor agrees that, in the event of any disposition of the Collateral upon and during the continuance of any such Event of Default, it will duly execute, acknowledge, and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Trademarks or Future Trademarks.  In the event Pledgor fails or refuses to execute and deliver such documents, Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, with power of substitution, to execute, deliver, and record any such documents on Pledgor’s behalf as provided in the Financing Agreements.  Notwithstanding any provision hereof to the contrary, during the continuance of an Event of Default, Pledgor may sell any merchandise or services bearing the Trademarks and Future Trademarks in the ordinary course of its business and in a manner consistent with its past practices, until it receives written notice from Pledgee to the contrary.  The preceding sentence shall not limit any right or remedy granted to Pledgee with respect to Pledgor’s inventory under the Financing Agreements or any other agreement now or hereinafter in effect.

6.             Cumulative Remedies.  The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law.  The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Financing Agreements or any other agreement or instrument delivered in connection therewith.

7.             Amendments and Waivers.  This Agreement may not be modified, supplemented, or amended, or any of its provisions waived except in a writing signed by Pledgor and Pledgee.  Pledgor hereby authorizes Pledgee to modify this Agreement by amending Exhibit A hereto to include any Future Trademarks.

8.             Waiver of Rights.  No course of dealing between the parties to this Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party.  No waiver by Pledgee of any breach or default by Pledgor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

9.             Assignment.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that no interest herein or in or to the Collateral may be assigned by Pledgor without the prior written consent of Pledgee; and, provided further, that Pledgee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof.

10.           Future Acts.  Until the Obligations shall have been paid in full, Pledgor shall have the duty to make applications on material unregistered, but registrable as trademarks, Collateral owned by Pledgor in any location where Pledgor does business, to prosecute such applications diligently, and to preserve and maintain all rights in the material Trademarks and the other

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material Collateral, except to the extent Pledgor reasonably determines that such Trademarks do not have any material economic value.  Any expenses incurred in connection with such applications and other actions shall be borne by Pledgor.  Pledgor shall not abandon any right to file a trademark application or registration for any trademark, or abandon any such pending trademark application or registration, without the consent of Pledgee, except to the extent that Pledgor reasonably determines that the trademark covered by such application or registration has no material economic value.

11.           Enforcement.  Upon Pledgor’s failure to do so after Pledgee’s demand, or upon the occurrence and during the continuance of an Event of Default, Pledgee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Trademarks and Future Trademarks and any license thereunder, having material economic value to the Pledgee, in which event Pledgor shall at the request of Pledgee do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Pledgee or its agents for all costs and expenses incurred by Pledgee in the exercise of its rights under this Section 11.

12.           Release.  At such time as Pledgor shall completely satisfy all of the non-contingent Obligations, and the Financing Agreements have been terminated, other than upon enforcement of Pledgee’s remedies under the Financing Agreements after an Event of Default, Pledgee will, at Pledgor’s sole cost and expense, execute and deliver to Pledgor a release or other instrument as may be necessary or proper to release Pledgor’s lien in the Collateral, subject to any dispositions thereof which may have been made by Pledgee pursuant hereto and as may be necessary to record such release with the U.S. Patents and Trademarks Office, or equivalent authority.

13.           Severability.  If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such or any other clause or provision in any other jurisdiction.

14.           Notices.  All notices, requests and demands to or upon Pledgor or Pledgee under this Agreement shall be given in the manner prescribed by the Financing Agreements.

15.           Governing Law.  This Agreement shall be governed by and construed, applied, and enforced in accordance with the federal laws of the United States of America applicable to trademarks and the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other State or jurisdiction.  The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the State of New York, New York County, or in the United States District Court for the Southern District of New York, whichever Pledgee may elect (except that Pledgee shall have the right to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Pledgor or its property).  PLEDGOR AND PLEDGEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY

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RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15.

16.           Counterparts, etc.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

17.           Supplement.  This Agreement is a supplement to, and is hereby incorporated into, the Financing Agreements and made a part thereof.

18.           Interpretation.  To the extent that any covenants set forth in Section 3 hereto, or representations or warranties set forth in Section 2 hereto are in direct conflict with the terms of any covenants, representations or warranties contained in the Financing Agreements, the terms of this Agreement shall control.  To the extent any other provisions of this Agreement are in direct conflict with the terms of any other provisions of the Financing Agreements, the terms of the Financing Agreements shall control.

19.           Acknowledgment and Restatement.

(a)           Pledgor hereby acknowledges, confirms and agrees that Pledgor is indebted to Pledgee and Lenders in respect of any obligations, liabilities or indebtedness for loans, advances and letter of credit accommodations to Pledgee under the Existing Loan Agreement, the Existing  Security Agreement or the other Existing  Financing Agreements, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Pledgor to Pledgee without offset, defense, or counterclaim of any kind, nature or description whatsoever. Pledgor hereby ratifies, assents, adopts and agrees to pay all of the Obligations arising before, on or after the date hereof.

(b)           Pledgor hereby acknowledges, confirms and agrees that Pledgee has and shall continue to have, for itself and the benefit of Lenders, valid, enforceable and perfected first priority security interests in and liens upon all of the Collateral heretofore granted to Pledgee pursuant to the Existing  Security Agreement to secure all of the Obligations subject only to liens permitted under the Loan Agreement and the other Financing Agreements.

(c)           Pledgor hereby acknowledges, confirms and agrees that: (i) the Existing  Security Agreement has been duly executed and delivered by Pledgor and is in full force and effect as of the date hereof; (ii) the agreements and obligations of Pledgor contained in the Existing  Security Agreement constitute legal, valid and binding obligations of Pledgor enforceable against it in accordance with the terms thereof, and Pledgor has no valid defense, offset or counterclaim to the enforcement of such obligations; and (iii) Pledgee and Lenders are

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entitled to all of the rights, remedies and benefits provided for in the Existing  Security Agreement.

(d)           Except as otherwise stated in Section 19(b) hereof and in this Section 19(d), as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing  Security Agreement are hereby amended and restated in their entirety, and as so amended and restated, are replaced and superseded by the terms, conditions agreements, covenants, representations and warranties set forth in this Agreement, except that nothing herein shall impair or adversely affect the continuation of the liability of Pledgor for the obligations or the security interests and liens heretofore granted, pledged or assigned to Pledgee for itself and the benefit of Lenders.  The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Pledgor evidenced by or arising under the Existing  Security Agreement and any of the other Existing  Financing Agreements to which Pledgor is a party, and the liens and security interests securing such indebtedness and other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released.

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

PLEDGORS

LERNER NEW YORK, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President, Chief Financial Officer and Secretary

PLEDGEE

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Agent

By:	/s/ Laurence Forte
Name:	Laurence Forte
Title:	Managing Director

Trademarks

TM Rights (Grouped by country)	Report Date: 8/23/2007

Country:	Canada

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12638	CITY CREPE	25	Lerner New York, Inc.	1,244,680	1/25/2005				No
12642	CITY SPA	25	Lerner New York, Inc.	1,244,681	1/25/2005				No
11934	CITY STRETCH	25	Lerner New York, Inc.	1,200,819	12/30/2003				No

Country:	China (People’s Republic of)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12664	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12673	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12655	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	France

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12665	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12674	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12656	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Germany

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12666	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12675	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12657	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Guatemala

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12644	CITY CREPE	25	Lerner New York, Inc.	487-05	1/25/2005	138,693	10/28/2005		No
12643	CITY SPA	25	Lerner New York, Inc.	486-05	1/25/2005	138,696	10/28/2005		No
12007	CITY STRETCH	25	Lerner New York, Inc.	0320-04	1/20/2004	134,501	2/23/2005		No
1332	DAVID BENJAMIN	25	Lerner Stores, Inc.		8/13/1987	55,589	8/12/1988		No

Country:	Hong Kong

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12698	CITY CREPE	25	Lerner New York, Inc.	300359811	1/25/2005	300359811	6/15/2005		No
12697	CITY SPA	25	Lerner New York, Inc.	300359802	1/25/2005	300359802	6/15/2005		No
11974	CITY STRETCH	25	Lerner New York, Inc.	300135044	12/30/2003	300135044	6/2/2004		No

Country:	Indonesia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12878	CITY CREPE	25	Lerner New York, Inc.	D00-2005-04523-04561	2/17/2005				No
12877	CITY SPA	25	Lerner New York, Inc.	D00-2005-04522-04560	2/17/2005				No
12031	CITY STRETCH	25	Lerner New York, Inc.	D00-2004-00270-00271	1/7/2007

Country:	Italy

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12667	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12676	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12658	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Japan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12668	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12677	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12659	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Macao

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12825	CITY CREPE	25	Lerner New York, Inc.	N/16028	2/7/2005	N/16028	6/8/2005		No
12826	CITY SPA	25	Lerner New York, Inc.	N/16029	2/7/2005	N/16029	6/8/2005		No
12046	CITY STRETCH	25	Lerner New York, Inc.	N/012906	1/12/2004	N/012906	5/11/2004		No

Country:	Mexico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
13251	CITY CREPE	25	Lerner New York, Inc.	699,019	1/27/2005				No
13252	CITY SPA	25	Lerner New York, Inc.	699,020	1/27/2005	875,034	3/31/2005		No
14907	CITY STRETCH	25	Lerner New York, Inc.	851,073	4/26/2007				No

Country:	Nicaragua

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12972	CITY CREPE	25	Lerner New York, Inc.	2005/00625	2/28/2005	83,715	10/18/2005		No
12977	CITY SPA	25	Lerner New York, Inc.	2005/00627	2/28/2005	83,655	10/18/2005		No
12973	CITY STRETCH	25	Lerner New York, Inc.	2005/00626	2/28/2005	83,716	10/18/2005		No

Country:	Panama

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
1341	DAVID BENJAMIN	25	Lerner Stores, Inc.		3/13/1987	43,716	4/8/1988		No
1340	DAVID BENJAMIN	18	Lerner Stores, Inc.		3/12/1987	43,704	4/8/1988		No
1339	DAVID BENJAMIN	14	Lerner Stores, Inc.		3/12/1987	43,703	4/8/1988		No

Country:	Philippines

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14182	CITY CREPE		Lerner New York, Inc.	4-2005-0000999	2/2/2005				No
14920	CITY SPA	25	Lerner New York, Inc.	4-2005-000998	2/2/2005	4-2005-000998	4/28/2006		No
12073	CITY STRETCH	25	Lerner New York, Inc.	4-2004-000206	1/9/2004	4-2004-000206	3/10/2006		No

Country:	Puerto Rico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12981	CITY CREPE	25	Lerner New York, Inc.	64,560	3/8/2005	64,560	2/21/2006		No
12982	CITY SPA	25	Lerner New York, Inc.	64,561	3/8/2005	64,561	2/21/2006		No
12052	CITY STRETCH	25	Lerner New York, Inc.	60,138	2/2/2004	60,138	11/3/2005		No

Country:	South Korea

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12669	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12678	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12660	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Spain

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12670	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12679	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12661	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	Sri Lanka

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12892	CITY CREPE	25	Lerner New York, Inc.	123,755	2/8/2005				No
12893	CITY SPA	25	Lerner New York, Inc.	123,753	2/8/2005				No
12891	CITY STRETCH	25	Lerner New York, Inc.	123,754	2/8/2005				No

Country:	Taiwan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12730	CITY CREPE	25	Lerner New York, Inc.	94004484	1/28/2005	1,175,833	10/1/2005		No
12729	CITY SPA	25	Lerner New York, Inc.	94004485	1/28/2005	1,175,834	10/1/2005		No
12731	CITY STRETCH	25	Lerner New York, Inc.	94004482	1/28/2005	1,175,832	10/1/2005		No

Country:	United Kingdom

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12671	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12680	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12662	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

Country:	United States

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14894	CHELSEA CHIC	3	Lerner New York, Inc.	77/182,801	5/16/2007				Yes
14941	CITY BEAUTY	3	Lerner New York, Inc.	77/245,507	8/2/2007				Yes
11541	CITY CREPE	25	Lerner New York, Inc.	78/273,754	7/14/2003	2,862,833	7/13/2004		No
14713	CITY MOODS	3	Lerner New York, Inc.	77/006,335	9/25/2006				Yes
14898	CITY MOODS	4	Lerner New York, Inc.	77/179,195	5/11/2007				No
11544	CITY SPA	25	Lerner New York, Inc.	78/273,779	7/14/2003	2,858,086	6/29/2004		No
11365	CITY STRETCH	25	Lerner New York, Inc.	76/502,113	3/26/2003	2,912,135	12/21/2004		No
14762	CITY STYLE	14,25	Lerner New York, Inc.	77/045,359	11/16/2006				No

14905	DOWNTOWN DARLING	3	Lerner New York, Inc.	77/193,891	5/31/2007				Yes
14903	EMPIRE DREAM	3	Lerner New York, Inc.	77/193,888	5/31/2007				Yes
14897	FABULOUS ON FIFTH	3	Lerner New York, Inc.	77/183,988	5/17/2007				Yes
14901	GOTHAM GODDESS	3	Lerner New York, Inc.	77/182,820	5/16/2007				Yes
13442	GREAT STYLE. GREAT VALUE. ALWAYS SEXY.	35	Lerner New York, Inc.	78/672,385	7/18/2005	3,109,349	6/27/2006		No
14387	LEFT POCKET STITCHING DESIGN	25	Lerner New York, Inc.	78/847,060	3/27/2006	3,263,673	7/10/2007		No
14393	LEFT WAVE STITCHING DESIGN	25	Lerner New York, Inc.	78/849,251	3/29/2006	3,263,679	7/10/2007		No
14904	MANHATTAN MOMENT	3	Lerner New York, Inc.	77/193,876	5/31/2007				Yes
14902	MISS MANHATTAN	3	Lerner New York, Inc.	77/182,833	5/16/2007				Yes
6203	NEW YORK & COMPANY	35	Lerner New York, Inc.	75/648,424	2/23/1999	2,507,567	11/13/2001		Yes
4996	NEW YORK JEANS	25	Lerner New York, Inc.	74/641,983	3/3/1995	2,714,767	5/13/2003		Yes
6978	NY JEANS NEW YORK & COMPANY	25	Lerner New York, Inc.	720,617	6/3/1999	2,387,472	9/19/2000		No
9701	NY JEANS NEW YORK & COMPANY	25	Lerner New York, Inc.	78/034,551	11/9/2000	2,573,780	5/28/2002		Yes
14947	REFRESH, INDULGE & PAMPER	35	Lerner New York, Inc.	77/255,645	8/15/2007				Yes
14386	RIGHT POCKET STITCHING DESIGN	25	Lerner New York, Inc.	78/847,085	3/27/2006	3,263,674	7/10/2007		No
14394	RIGHT WAVE STITCHING DESIGN	25	Lerner New York, Inc.	78/849,306	3/29/2006	3,263,680	7/10/2007		No
14896	UPTOWN ANGEL	3	Lerner New York, Inc.	77/182,846	5/16/2007				Yes

Country:	Vietnam

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12834	CITY CREPE	25	Lerner New York, Inc.	4-2005-01222	1/31/2005	75,950	10/10/2006		No
12835	CITY SPA	25	Lerner New York, Inc.	4-2005-01223	1/31/2005	75,951	10/10/2006		No
11976	CITY STRETCH	25	Lerner New York, Inc.	4-2004-00110	1/5/2004	62,940	5/23/2005		No

Country:	WIPO

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12663	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12672	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12654	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, that LERNER NEW YORK, INC. (“Debtor”), having an office at 450 West 33rd Street, New York, New York 10001 hereby appoints and constitutes, severally, WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (“Secured Party”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

1.             Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

2.             Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

This Power of Attorney is made pursuant to the Amended and Restated Collateral Assignment of Trademarks, dated of even date herewith, between Debtor and Secured Party (the “Security Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all “Obligations”, as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: August 22, 2007

LERNER NEW YORK, INC.

	By:	/s/ Ronald W. Ristau
	Title:	President, Chief Financial Officer and Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NASSAU	)

On this 22nd day of August 2007, before me personally came Ronald W. Ristau, to me known, who being duly sworn, did depose and say, that he is the President & CFO of LERNER NEW YORK, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ Eve R. Abarca
Notary Public
EVE R. ABARCA
Notary Public, State of New York
No. 41-4988110
Qualified in Nassau County
Commission Expires November 4, 2009